Exhibit 32.1
Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jason D. Robins, Chief Executive Officer and Chairman of the Board of DraftKings Inc. (the “Company”), hereby certify, that, to my knowledge:

1.The Annual Report on Form 10-K for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2025

/s/ Jason D. Robins
Jason D. Robins
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)